UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2007
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On March 22, 2007, Global Industries, Ltd. (the “Company”) issued a press release announcing that Lawrence R. Dickerson has been elected to the Company’s Board of Directors (the “Board”) effective March 21, 2007. Mr. Dickerson is expected to be designated as a member of the Company’s Audit Committee and Compensation Committee at the next regularly scheduled meeting of the Board.
     A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference into this Item 5.02.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial statements of businesses acquired.
          Not applicable.
     (b) Pro forma financial information.
          Not applicable.
     (c) Shell company transactions.
          Not applicable.
     (d) Exhibits.
99.1	Global Industries, Ltd. press release dated March 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
Date: March 22, 2007	By:	/s/ Peter S. Atkinson
Peter S. Atkinson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Global Industries, Ltd. press release dated March 22, 2007.